Z_SVHE05B_MKT - STACK PRICE/YIELD - CLASSES M1 & M2
TIAA

Settle                              10/25/2005
First Payment                       11/25/2005


                           CLASS M1

                            Default               22.7 CDR
                Principal Writedown                  0.04%
 Total Collat Loss (Collat Maturity)                41.07%


                           CLASS M2

                            Default              19.12 CDR
                Principal Writedown                  0.28%
 Total Collat Loss (Collat Maturity)                36.54%


                          LIBOR_1MO                Forward
                             Prepay                 30 CPR
                      Loss Severity                   100%
                  Servicer Advances                   100%
                    Liquidation Lag                     12
                           Triggers                   FAIL
                Optional Redemption                Call (N)